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                                                                    EXHIBIT 99.3

                             SHAREHOLDERS AGREEMENT


     THIS SHAREHOLDERS AGREEMENT (the "Agreement") is made and entered into as of February 28, 1995 (the "Effective Date) by and among the following parties:

     I.       HEALTHDYNE, INC., a Georgia Corporation ("Healthdyne")

     II.      GEOFFREY SHER, M.D.

     III.     IRA of GEOFFREY SHER, M.D.

     IV.      TRUSTEE, KNUTZEN 1992 CHILDREN'S TRUST

     V.       TRUSTEE, KNUTZEN 1992 IRREVOCABLE TRUST

     VI.      VICTOR KNUTZEN, M.D.

     VII.     TRUSTEE, SHER 1992 CHILDREN'S TRUST

     VIII.    TRUSTEE, SHER 1992 IRREVOCABLE TRUST

     IX.      FERTILITY CENTER PARTNERS, L.P., a California limited partnership

     X.       RIFAAT SALEM, M.D., Ph.D.

     XI.      MICHAEL O. KOKESH, ESQ.

     XII.     LAWRENCE L. PEPPERS, CPA

     XIII.    HARLEY J. EARL, II

     XIV.     WILLIAM VAUGHT, Ph.D.

     XV.      LINDA VAUGHT, Ph.D.

     XVI.     GHANIMA MAASSARANI

     XVII.    MICHAEL FEINMAN, M.D.

     XVIII.   CHRISTO ZOUVES, M.D.

     XIX.     CHARLES M. ATKINSON

     XX.      LAWRENCE A. KRAUSE

     XXI.     FRANK L. BARNES, Ph.D.

     XXII.    LEONARD N. HECHT

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     XXIII.   NATIONAL REPRODUCTIVE MEDICAL CENTERS, INC., a Delaware
              corporation (the "Corporation").

     The above parties, other than the Corporation, may be separately referred to as "Shareholder" and collectively as the "Shareholders".

                                    RECITALS

     A. HEALTHDYNE has entered into that certain Series C Convertible Preferred Stock Purchase Agreement, of even date herewith, (the "Stock Purchase Agreement") pursuant to which the Corporation shall issue and HEALTHDYNE will purchase Seventy One Thousand Four Hundred (71,400) shares of Series C Convertible Preferred Stock in the Corporation.

     B. The Shareholders, upon consummation of the purchase and sale contemplated by the Stock Purchase Agreement, together will own one hundred percent (100%) of the outstanding shares of capital stock of the Corporation and all warrants, options and rights exercisable, exchangeable or convertible into securities of the Corporation, all as set forth on Exhibit B which is attached hereto and incorporated herein by reference.

     C. The Shareholders and the Corporation have agreed, as a condition of, and as a principal inducement for, HEALTHDYNE's investment in the Corporation, to impose restrictions on the transfer or other disposition of the Shares and to address other matters relating to the conduct of the affairs of the Corporation.

     IT IS THEREFORE AGREED, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, as follows:

                           ARTICLE ONE - INTRODUCTION

     1.1 Recitals. The parties agree that the recitals are true and correct and the recitals are hereby incorporated into this Agreement.

     1.2      Definitions.

              (a) The definitions set forth in the preamble and recitals shall be used in the Agreement.

              (b) The term "Authorized Transferee" shall refer to any person who acquires an interest as a shareholder in the Corporation pursuant to transfer made in accordance with the terms and conditions of this Agreement, provided that (i) the transferee agrees in writing to be bound by the provisions of this Agreement, and (ii) the Corporation is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee. Each Authorized Transferee shall have all of the rights and obligations of a Shareholder under this Agreement and all references hereunder to Shareholders or a Shareholder shall include any Authorized Transferee.


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           (c)       The term "Closing Date" shall refer to the date of any
      purchase made by the Corporation or any Shareholder pursuant to this Agreement. Any such closing shall take place at the principal office of the Corporation, or at such other place as the parties involved in such transaction shall mutually agree, within the appropriate time period set forth in this Agreement.

           (d) The term "Healthdyne Affiliate" shall refer to any entity controlled by, in control of, or under common control with Healthdyne.

           (e) The term "Material Corporate Transaction" includes (i) the merger or consolidation of the Corporation with or into any other corporation; (ii) the sale, lease, exchange, mortgage, pledge or other disposition of all or substantially all of the assets of the Corporation to or with any other corporation, person or entity; (iii) a sale, transfer or exchange by the Corporation of shares or securities convertible into shares of the Corporation resulting in a change of control of the Corporation; and (iv) the adoption of any plan or proposal for the liquidation, dissolution or winding up of the Corporation.

           (f) The term "New Securities" shall mean capital stock of the Corporation, whether now authorized or not, options, warrants, subscription agreements and other rights to purchase such capital stock and securities of any type whatsoever that are or may become convertible into or exchangeable for such capital stock, other than (i) Stock issued to Healthdyne pursuant to the Stock Purchase Agreement or upon the exercise of any rights granted thereunder or hereunder, (ii) shares of capital stock issued in connection with any stock split or stock dividend,
      (iii) securities offered to the general public pursuant to a registration statement filed under the Securities Act of 1933, as amended, or (iv) shares of capital stock issued upon the exercise or conversion of options, warrants, subscription agreements, convertible securities or other rights issued and outstanding as of the Effective Date.

           (g) A Shareholder's "prorata share" shall be the quotient obtained by dividing (i) the number of shares of Stock held by such Shareholder, assuming that all outstanding warrants, options and rights, other than the Step Up Option rights granted under Article Four hereof, have been fully exercised, exchanged or converted into Stock, by (ii) the total number of issued and outstanding shares of Stock held by all Shareholders, assuming that all outstanding warrants, options and rights, other than the Step Up Option rights granted under Article Four hereof, have been fully exercised, exchanged or converted into Stock.

           (h) The term "Stock" shall mean all of the shares of capital stock of the Corporation now or hereafter owned by a Shareholder or any other securities which may from time to time be issued or issuable in respect of the capital stock of the Corporation in any recapitalization, dividend or other distribution, merger or consolidation, exchange of shares or otherwise, together with all rights, options, warrants or otherwise to acquire the same, now or hereafter possessed by a Shareholder, the personal representatives of any Shareholder who is a natural person upon the death of such Shareholder, or any other successor in interest of any kind whatsoever.


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      1.3     Endorsement on Certificates.  Each certificate representing shares of Stock of the Corporation now or hereafter held by the Shareholders shall be stamped with a legend in substantially the following form:

           "The transfer of these securities is restricted by the Shareholders Agreement dated February 28, 1995, a copy of which is on file at the office of the Corporation. The Corporation will furnish to any shareholder upon request and without charge a full statement of such restrictions."

                     ARTICLE TWO - RESTRICTIONS ON TRANSFER

     2.1 Restriction on Transfer. No Shareholder shall sell, assign, give, pledge, encumber, or otherwise transfer all or any part of such Shareholder's Stock, except as provided in this Agreement. Any attempt by a Shareholder to transfer any Stock in violation of any provision of this Agreement shall be void and the Corporation shall not (i) transfer on its books any Stock that has been sold, gifted or otherwise transferred in violation of any of the provisions set forth in this Agreement or (ii) treat as the owner of such Stock or accord the right to vote or pay dividends to any purchaser, donee or other transferee to whom such Stock may have been so transferred.

     2.2      Permitted Transfers.

           (a) Any Shareholder who is a natural person may make a gratuitous transfer of all or any part of such Shareholder's Stock during the Shareholder's lifetime or upon the death of a Shareholder to one or more members of such Shareholder's immediate family, including such Shareholder's spouse, children, grandchildren, or other lineal descendants or to a trust for the benefit of such person or persons, provided the Shareholder, or personal representative of any deceased Shareholder, desiring to make such disposition shall have notified the Board of Directors of the Corporation in writing of the details of such intended transfer no later than thirty (30) days prior to the effective date of such transfer.

           (b) Healthdyne shall be permitted to transfer all or any part of its Stock to a Healthdyne Affiliate. Any such Healthdyne Affiliate to whom Healthdyne's Stock is transferred shall assume all the rights and responsibilities of Healthdyne hereunder.

           (c) Any Stock transferred pursuant to this Section shall remain subject to this Agreement, and upon receipt of delivery of shares representing the transferred Stock, the transferee shall be so bound. Upon request of the Corporation, the transferee shall acknowledge in writing that the Stock transferred remains subject to this Agreement.

                     ARTICLE THREE - RIGHT OF FIRST REFUSAL

     3.1 Proposed Transfer. Except as otherwise permitted under the terms of this Agreement, no Shareholder shall sell, transfer, assign or otherwise dispose of any Stock to any person, firm, or corporation without the consent of the Corporation and the other Shareholder(s) unless the Shareholder desiring to make such transfer or other disposition (hereinafter referred to as the "Transferor") shall have first made an offer (the "Offer") to sell such stock to the

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Corporation and the other Shareholders in the manner hereinafter described and the Offer shall not have been accepted.

     3.2 Offer to Corporation.

           (a) Offer by Transferor. The Offer shall be given to both the Corporation and the Shareholders, provided that the Shareholders may only exercise the right to purchase the offered stock if the Corporation declines or fails to exercise its rights hereunder. The Offer shall be a written offer to sell all the Stock offered to the prospective transferee owned by the Transferor which is to be transferred on the same terms and conditions as offered to the prospective transferee, to which shall be attached a statement of intention to transfer, the name and address of such prospective transferee, the number of shares of Stock involved in the proposed transfer and the terms of such transfer.

           (b) Acceptance of Offer. Within fifteen (15) days after the receipt of the Offer, the Corporation may, at its option, elect to purchase all, but not less than all, of the Stock owned by the Transferor which is to be transferred. The Corporation shall exercise its election to purchase by giving notice thereof to the Transferor and to the other Shareholders. The notice shall specify the Closing Date of the purchase which shall be not more than thirty (30) days after the date of the giving of such notice.

     3.3 Offer to Shareholders.

           (a) If the Offer is not accepted by the Corporation, the other Shareholders, within thirty (30) days after the receipt of the Offer, at their option, may elect to purchase all the shares of the Stock of the Corporation owned by the Transferor which are to be transferred. Each Shareholder shall have the right to purchase such Shareholder's prorata share of the Stock to be transferred. If any Shareholder declines to purchase any portion of the shares such Shareholder has the right to purchase and the remaining Shareholders desire to purchase all of the Stock to be transferred, they may, in that event, elect to do so and each purchasing Shareholder shall have the right to purchase such Shareholder's prorata share of the Stock to be transferred (calculated as if the number of shares of Stock held by all purchasing Shareholders were the total number of shares of Stock held by all Shareholders, assuming that all outstanding warrants, options and rights, other than the Step Up Option rights granted under Four hereof, have been fully exercised, exchanged or converted into Stock) as well as the right to purchase such Shareholder's prorata share of any remaining Stock to be transferred which is not purchased by another Shareholder.

           (b) The other Shareholders shall exercise their election to purchase by giving notice thereof to the Transferor and to the Corporation. The notice shall specify the Closing Date of the purchase which shall be not more than thirty (30) days after the date of the giving of such notice.


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     3.4      Determination and Payment of Purchase Price.  The purchase price for any shares of Stock purchased by the Corporation or any Shareholders pursuant to this Article Three shall be the purchase price set forth in the Offer.

     3.5 Release from Restriction. If the Offer to sell is neither accepted by the Corporation or by the other Shareholders, or, if accepted, if the closing does not occur through no fault of the Transferor within thirty (30) days after the date of the giving of the notice required under Section 3.2(b) or 3.3(b), as the case may be, the Transferor may, subject to Article Four hereof, make a bona fide transfer to the prospective transferee named in the statement attached to the offer, such transfer to be made only in strict accordance with the terms therein stated, provided that the Transferor shall have furnished the Board of Directors of the Corporation with an opinion of counsel reasonably satisfactory to the Corporation, that such transfer shall not violate any applicable state or federal securities law, rule or regulation. If the Transferor shall fail to make such transfer within thirty (30) days following the approval by the Board of Directors of the Corporation, such shares of Stock shall again become subject to all the restrictions of this Agreement. Provided, further, however, that nothing contained herein shall be construed as releasing any shares of this Corporation from any restrictions or requirements of law concerning transfer of such shares.

     3.6 Shares Still Subject to Agreement. Any shares transferred in accordance with this Agreement shall continue to be subject to the terms hereof and such transfer shall only become effective upon receipt by the Corporation of an acknowledgment, acceptance and agreement to be bound by the terms of this Agreement executed by the transferee.

     3.7 Termination of Right of First Refusal. The right of first refusal set forth herein shall terminate as of the closing of the first firm commitment underwritten sale to the general public of any shares of Stock which become registered pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended. The right of first refusal shall also be inapplicable to any transfer of Stock to be made as part of a Material Corporate Transaction.

                      ARTICLE FOUR - STEP UP OPTION RIGHTS

     4.1 Step Up Option. As of the date of receipt by HEALTHDYNE of audited financial statements for the Corporation's fiscal year ending December 31, 1995 (the "Current Year"), which statements shall in no event be delivered to HEALTHDYNE later than April 1, 1996, and at any time for a period of one hundred twenty (120) days following receipt thereof, Healthdyne shall be entitled, at its option and in its sole discretion, to purchase that number of shares of Stock which, when added to the number of shares of Stock then held by Healthdyne, shall give Healthdyne ownership of One Hundred Percent (100%) of the fully diluted shares of Stock then held by any shareholder of the Corporation other than Healthdyne, including all outstanding options, warrants and convertible instruments. Any and all such outstanding options, warrants and convertible instruments shall become exercisable, convertible or exchangeable in accordance with the terms thereof immediately upon written notice to HEALTHDYNE and the Corporation following HEALTHDYNE's delivery of notice pursuant to
Section 4.3 of this Agreement and shall remain exercisable until the Closing Date for the exercise of the option granted to HEALTHDYNE hereunder. Any options, warrants or convertible instruments which are not either tendered for cancellation, transferred to Healthdyne or exercised, exchanged or converted

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prior to the Closing Date shall be null and void.  The purchase price for exercise of such option shall be calculated in accordance with the formula set forth in Section 4.2 of this Agreement.

     4.2. Purchase Price Formula. The purchase price for exercise of the option granted to HEALTHDYNE pursuant to this s Article Four shall be determined in accordance with the following formula:

           (a) The lesser of (i) Thirty Percent (.30), or (ii) the Corporation's operating earnings for the Current Year divided by the Corporation's net revenue for the Current Year; multiplied by one hundred
     (100); plus;

           (b) The lesser of (i) Forty Percent (.40), or (ii) the Corporation's net revenue for the Current Year minus the Corporation's net revenue for the Corporation's fiscal year ending December 31, 1994 (the "Prior Year") divided by the Corporation's net revenue for the Prior Year; multiplied by one hundred (100);

           (c) Take the lesser of (i) the sum determined under (a) and (b) above or (ii) sixty (60) and divide by sixty (60);

           (d) Multiply by ten (10) times the Corporation's operating earnings for the Current Year; and

           (e) Multiply by the percentage ownership interest in the Corporation represented by the shares of Stock to be purchased assuming that all outstanding warrants, options and rights, other than the Step Up Option rights granted under Article Four hereof, have been fully exercised, exchanged or converted into Stock.

     For example:

           Assuming (1) net revenue of $100 for Current Year, (2) operating earnings of $19 for Current Year, (3) Prior Year net revenue of $60 and (4) an 88.89% ownership interest to be purchased, the purchase price would be calculated as follows:

           -  The lesser of (i) .30 or (ii) .19; multiplied by one hundred
              (100); plus;

           -  The lesser of (i) .40, or (ii) .66; multiplied by one hundred
              (100); equals 59 (40 + 19 = 59).

           -  The lesser of (i) 59 or (ii) 60; divided by (60), equals .98;

           -  .98 times 10 times $19 equals $186.20;

           -  $186.20 times 88.89% equals $165.51

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Notwithstanding any provision of this Section 4.3 to the contrary, the parties agree that the value for One Hundred Percent of the stock, options, warrants and any convertible securities of the Corporation, including interests owned by HEALTHDYNE, shall not be less than Fifteen Million Dollars ($15,000,000.00).

     4.3. Method of Exercise. Healthdyne shall exercise the option granted under this Article Four by giving written notice thereof to the Shareholders and to the Corporation. The notice shall specify the Closing Date, which shall be not more than forty-five (45) days after the date of the giving of such notice. The purchase price for exercise of such option shall be payable in full on the Closing Date, in either (i) a tax free exchange utilizing common stock of HEALTHDYNE ("Healthdyne Stock"), (ii) cash (or cash equivalents such as certified or bank checks or federal funds), or (iii) a combination of (i) and
(ii) above. At least thirty (30) days prior to the Closing Date, Healthdyne shall notify the other Shareholders of the type of consideration available for selection by the Shareholders, which in all instances shall include cash (or cash equivalents such as certified or bank checks or federal funds) and which may also include up to a maximum amount specified by HEALTHDYNE of Healthdyne Stock (the selection of whether Healthdyne Stock shall be made available shall be in the sole and absolute discretion of HEALTHDYNE). Within ten (10) days after receipt of such notice, the other Shareholders shall inform HEALTHDYNE of their preference, which may include cash and, to the extent that it has been made available by HEALTHDYNE, Healthdyne Stock or a combination of both in the amount of the purchase price for the Stock to be purchased. In no event shall the Shareholders be required to accept Healthdyne Stock as part of the consideration and, notwithstanding the selection of Healthdyne Stock by the Shareholders, HEALTHDYNE, in its discretion and upon written notice to the Shareholders, may substitute cash or another form of consideration acceptable to the Shareholders in the event that it is impracticable for any reason to provide by the Closing Date Healthdyne Stock in amounts selected by the Shareholders; provided, however, that in no event shall HEALTHDYNE be required to include Healthdyne Stock unless each of the other Shareholders agrees to accept the amount of Healthdyne Stock specified by HEALTHDYNE. Healthdyne common stock shall be valued at the average closing price per share of such stock on a national securities exchange or the NASDAQ National Market System (wherever such stock is then most frequently traded) for the twenty (20) trading days ending on the day which is ten (10) days prior to the Closing Date. Proceeds shall be disbursed as provided in Section 4.4 below.

     4.4 Disbursement of Proceeds.

           (a)       Definitions.

           Gross Proceeds - The amount paid by Healthdyne as a consequence of exercising its option under this Article Four for all the common and preferred shares together with all options and warrants of Corporation.

           Net Proceeds - Gross Proceeds less that portion of the Gross Proceeds attributable to Healthdyne's Series C Convertible Preferred Stock assuming conversion thereof.


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           Minimum Series A Amount - The purchase price of the Series A
     Convertible Preferred plus dividends calculated at 8.25% from the date of purchase of the Series A through the date of closing of sale to Healthdyne under this Article Four.

           Investment Banking Fee - An amount of the Net Proceeds as calculated in accordance with Exhibit C which is attached hereto and incorporated herein by reference to be paid only if the fully diluted interest of the Series A Convertible Preferred in the Gross Proceeds is greater than or equal to the Minimum Series A Amount.

           (b) Allocation of Proceeds. The Net Proceeds paid by Healthdyne, Inc. as a consequence of its execution of its option under Article Four of this Shareholders Agreement shall be allocated as follows:

            (1) If the Gross Proceeds are such that by multiplying the fully diluted interest of the Series A Convertible Preferred by the Gross Proceeds, the result is less than the Minimum Series A Amount, then the Series A shareholders shall receive the Minimum Series A Amount. The balance of the Net Proceeds after deducting the amount paid to the Series A shareholders and the balance of any amounts due under the 1995 Executive Incentive Compensation Plan shall be distributed pro-rata to the remaining common shareholders assuming complete conversion of the Series B Convertible Preferred and all outstanding options and warrants.

            (2) If the Gross Proceeds are such that by multiplying the fully diluted interest of the Series A Convertible Preferred by the Gross Proceeds, the result is greater than or equal to the Minimum Series A Amount, then the Net Proceeds after deduction of any amounts due under the 1995 Executive Incentive Compensation Plan and after deduction of the Investment Banking Fee shall be distributed pro-rata to all the remaining common shareholders assuming complete conversion of the Series B Convertible Preferred and all outstanding options and warrants; provided that in no event shall the amount payable to the Series A Convertible Preferred Shares be less than the Minimum Series A Amount.

           (c) Healthdyne Liability. Healthdyne shall only be liable under this Section 4.4 for delivering the Net Proceeds to an agent for the shareholders, warrant holders and option holders hereunder.

     4.5 Non-Solicitation. In the event Healthdyne exercises the option rights granted to Healthdyne pursuant to this Article Four, in consideration of and ancillary to the Shareholders' sale of such Stock, each Shareholder (with the exception of Linda Vaught, Ph.D., William Vaught, Ph.D. and Lawrence L. Peppers, CPA who agree, in lieu of these non-solicitation provisions, to be bound to the fullest extent by California common law with respect to confidential information, unfair business practices, interference with contractual relations and similar statutory and common law provisions) hereby agrees that for Five (5) years after the exercise of such option, such Shareholder shall not (i) deal, directly or indirectly, in a competitive manner with any employee, independent contractor, customer or supplier doing business with the Corporation or any subsidiary thereof, (ii) solicit any officer, director, employee, independent contractor or agent of the Corporation or any subsidiary or affiliate thereof to become an officer, director, employee, independent contractor or agent of such Shareholder, any entity with which such Shareholder is affiliated or anyone else, (iii) engage in or participate in, directly or indirectly, any business conducted under any name that shall be the same as or similar to the name of the Corporation or any subsidiary or affiliate thereof or any trade name used by any of them, or (iv) solicit or take any other action to persuade or induce any employee, independent contractor, customer or supplier doing business with the Corporation or any subsidiary thereof to discontinue such association with the Corporation or reduce the amount or value of products or services sold to or purchased from the Corporation.

     4.6 Non-Competition Agreements. In the event Healthdyne executes the option rights granted to Healthdyne pursuant to this Article Four, Dr. Knutzen shall be bound by the noncompetition agreement set forth on Exhibit A-1, Dr. Sher shall be bound by the noncompetition agreement as set forth on Exhibit A-2, Dr. Salem shall be bound by the noncompetition agreement as set forth on Exhibit A-3, and all other shareholders who are either significant shareholders, employees or directors of Corporation and it subsidiaries as of the date hereof or on the date of the exercise of the option granted under Article Four shall be bound by noncompetition agreements set forth on Exhibit A-4. A significant shareholder shall be defined as any shareholder owning more than five percent (5%) of the Stock of the Corporation.

     4.7 Organization. In the event HEALTHDYNE exercises the option rights granted to Healthdyne pursuant to this Article Four, each of the other Shareholders and the Corporation will use his, her or its best efforts to preserve the business organization of the Corporation intact for the benefit of HEALTHDYNE, to keep the officers and employees of the Corporation available to HEALTHDYNE, and to preserve for HEALTHDYNE the relationships with its suppliers, customers and other having business relations with the Corporation.

     4.8 Initial Board Following Step-Up. Following Healthdyne's exercise of its option rights pursuant to this Article Four, the initial Board of Directors of the Corporation shall be five (5) members, the Chief Executive Officer of the Corporation, the Medical Director of the Corporation and three
(3) other board members selected by Healthdyne.

     4.9 Waivers. Any rights of any of the parties hereto which are inconsistent with or would delay Healthdyne's exercise of its option granted under this Article Four are hereby waived, including but not limited to, preemptive rights, rights of first refusal and rights of cosale contained in the Series A Convertible Preferred Stock Agreement, the Buy-Sell Agreement by and among Corporation, Earl, Kokesh and Peppers as amended through the date hereof, Cosale Agreement by and among Corporation, Sher, Knutzen and Fertility Center Partners as amended through the date hereof , the Series B Convertible Preferred Stock Agreement and the Cosale Agreement between the Corporation, Sher, Knutzen and the IRA of Dr. Geoffrey Sher as amended through the date hereof.

                            ARTICLE FIVE- OPERATIONS

     5.1 Management. The parties hereby agree that the duly appointed officers and executive employees of the Corporation shall be primarily responsible for the executive and day-to-day management of the business affairs of the Corporation, subject to the general direction and supervision of the Board of Directors; provided, however, that at all times the then current Executive Medical Director, working through the Medical Advisory Board of the Corporation, shall have responsibility for and control of the clinical aspects of the Corporation's operations.

     5.2 Board of Directors. Immediately upon the Effective Date and at all times thereafter prior to the earlier of HEALTHDYNE's conversion of the Series C Convertible Preferred Stock pursuant to the Stock Purchase Agreement or HEALTHDYNE's exercise of the step up option rights granted to it pursuant to Article Four hereof, the Corporation and the Shareholders shall take all necessary action, including, without limitation, voting shares of Stock held by them to establish and maintain a Board of Directors fixed at five (5) members, which shall include one (1) appointee of the holder of the Series C Convertible Preferred Stock and one (1) appointee of the holder of the Series A Convertible Preferred Stock in the Corporation, all as provided in the Second Amendment to the Amended and Restated Certificate of Incorporation. In the event HEALTHDYNE elects to exercise the conversion rights granted to it pursuant to the Stock Purchase Agreement with respect to over 75% of the Series C Convertible Preferred Stock held by it, and for so long thereafter as Healthdyne continues to own Fifty Percent (50%) of the Stock so converted, the Corporation and the Shareholders shall take all necessary action, including, without limitation, voting shares of Stock held by them, to establish and maintain a Board of Directors fixed at five (5) members, which shall include two (2) appointees of Healthdyne, one (1) appointee of the holder of the Series A Convertible Preferred Stock in the Corporation and (2) members elected by majority vote of all Shareholders. In the event the parties unanimously agree to increase the size of the Board of Directors, the proportionate representation of the aforementioned parties shall remain the same. In addition, upon death or resignation of a member of the Board of Directors, the vacancy shall be filled so as to maintain the proportionate representation required hereunder. Notwithstanding any provision of this Section 5.2 to the contrary, in the event either: (i) the Corporation's net worth after giving effect to the investment by Healthdyne contemplated by the Stock Purchase Agreement becomes less than the net worth of the Corporation immediately after the closing of the Stock Purchase Agreement increased by any positive amount of post closing net cumulative earnings; or (ii) the net current ratio of the Corporation (excluding unearned revenue) becomes less than 1.5:1.0, and such an event described in (i) or (ii) above shall continue unremedied at the end of the fiscal quarter in which the event occurs; or, (iii) the Corporation fails to deliver to HEALTHDYNE the audited financial statements required under Section 4.1 prior to April 1, 1996; then, HEALTHDYNE shall be entitled to elect a majority of the members of the Board of Directors and to maintain such a majority until, as the case may be, the net worth or working capital shortfall has been corrected and maintained for a period of one (1) fiscal quarter or the audited financial statements required under Section 4.1 have been delivered to HEALTHDYNE.

     5.3 Material Corporate Transactions. At all times following the Effective Date prior to the earlier of (i) an underwritten public offering of Corporation's shares, or (ii) Healthdyne's exercise of the rights granted to it pursuant to Article Four of this Agreement, the Corporation and the Shareholders agree that any Material Corporate Transaction shall require approval of the holders of shares having at least 90% of the voting power of all outstanding shares of capital stock.

     5.4 Inspection Rights. The Corporation shall keep proper books and records in which full, true and correct entries in conformity with generally accepted accounting principles shall be made of all dealings and transactions in relation to its business and activities and shall cause audited financial statements to be prepared by the Corporation's outside accountants and delivered to Healthdyne in a timely fashion following the close of each fiscal year of the Corporation. The Corporation shall permit Healthdyne, at Healthdyne's expense, to visit and inspect the Corporation's properties, examine and make extracts from its books of account and records and discuss the Corporation's affairs, finances and accounts with its officers, directors, employees and consultants (including its independent accountants) all at such reasonable times as may be requested by Healthdyne. The Corporation shall provide Healthdyne with an unaudited monthly income statement, balance sheet and cash flow statement no later than fifteen (15) days following the last day of each calendar month. In addition, the Corporation shall cause audited financial statements to be prepared by Arthur Anderson & Co., or such other independent accountants as shall be selected by Healthdyne and approved by the Board of Directors of the Corporation (provided that such approval shall not be unreasonably withheld by the Board of Directors), and made available to the Shareholders upon Healthdyne's request in connection with Healthdyne's exercise of the rights granted under Article Four hereof.

     5.5 Dividends and Distributions. The Corporation shall not declare, pay or set aside for payment any dividend or distribution in respect of its capital stock, or redeem, purchase or otherwise acquire any shares of its capital stock, any securities or obligations convertible into or exchangeable for any shares of its capital stock, or any options, warrants or other rights to purchase or subscribe to any of the foregoing, or reduce any debt owing to any Shareholder, option holder or warrant holder or incur any new debt to any Shareholder, option holder or warrant holder without the prior written approval of the Healthdyne appointee to the Board of Directors; provided, however, that such approval shall not be required for any existing debt payable by Corporation to a Shareholder which is to be immediately utilized by such Shareholder to reduce bank debt incurred by the Shareholder on behalf of the Corporation, provided, further, that all such checks will be issued in the name of the Shareholder and the bank.

     5.6 Employee Best Efforts. The Corporation shall enter into employment arrangements with each of its executive employees which require such employee to devote employee's full business time and best efforts to performance of such reasonable duties on behalf of Corporation (and, in the case of Dr. Sher, Pacific Fertility Medical Group, Inc.) as are assigned to employee by the officers and directors of the Corporation from time to time. Corporation shall cause each physician employed by Pacific Fertility Medical Group, Inc. to enter into an employment agreement which require such physician to devote physician's full business time and best efforts to perform such reasonable duties on behalf of Pacific Fertility Medical Group, Inc. as may be requested by the officers and directors of the Pacific Fertility Medical Group, Inc. from time to time. Each such employment agreement shall require the employee to maintain the confidentiality of and not to divulge to third parties or exploit for such employee's own use any proprietary information of the Corporation and shall require that the employee not solicit any patient customer or independent contractor to reduce or discontinue services provided by the Corporation.

     5.7 Capital Changes. The Corporation shall not issue or sell, or grant options, warrants or rights to purchase or to subscribe to, or enter into any arrangement or contract with respect to the issuance or sale of any of its capital stock or any securities or obligations convertible into or exchangeable for any shares of its capital stock, or make any changes in its capital structure without unanimous consent of the Board of Directors of the Corporation, provided that the Company may grant options and warrants pursuant to the 1992 Stock Option plan (not to exceed 56,200 of such options and warrants) and may issue shares upon exercise of such options and warrants, provided further that all options granted by the Company shall require, as a condition of the grant, that the optionee shall agree to be bound by this Agreement and have all the rights and obligations as a shareholder hereto, including, but not limited to, the provisions of Article 4 hereof.

     5.8 Subsidiaries. The Corporation shall not organize any subsidiary, acquire any capital stock or other equity securities of any corporation or acquire any equity or ownership interest in any business without unanimous approval of the Board of Directors of the Corporation.

                        ARTICLE SIX- GENERAL PROVISIONS

     6.1 Notices. All notices required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or overnight delivery service or five days after deposit with the United States Postal Service, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof or at such other address as such party may designate by ten days' prior written notice to the other parties hereto. Copies of all notices, other than any notice delivered by Healthdyne, shall be provided in accordance with the requirements set forth hereunder to:

                        Healthdyne, Inc.
                        1850 Parkway Place, 12th Floor
                        Marietta, Georgia  30067
                        Attention:  General Counsel

                        National Reproductive Medical Centers, Inc.
                        55 Francisco Street, Suite 750
                        San Francisco, California  94133
                        Attention:  General Counsel

     6.2 Specific Performance. The parties hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to the personal representatives of a decedent by reason of a failure to perform any of the obligations under this Agreement. Therefore, if any party hereto or the personal representatives of a decedent shall institute any action or proceeding to enforce the provisions hereof, any person (including the Corporation) against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representatives has or have an adequate remedy at law, and such person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

     6.3      Termination.

           (a) This Agreement and all restrictions on stock transfer created hereby shall terminate on the occurrence of any of the following events:

                 1)  Bankruptcy, dissolution or liquidation of the Corporation;

                 2) A single Shareholder becoming the owner of all of the shares of Stock of the Corporation;

                 3) The execution of a written instrument by the Corporation and all Shareholders terminating this Agreement;

                 4) The exchange of Healthdyne's Series C Convertible Preferred Stock to a Promissory Note in accordance with Section 1.3 of the Stock Purchase Agreement.

     6.4 Successors and Assigns. The terms and provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors, assigns and legal representatives of the parties hereto.

     6.5 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California without giving effect to principles of conflicts of law.

     6.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     6.7 Headings. The headings and captions used in this Agreement are used for convenience of reference only and shall in no way define, limit or describe the scope or intent of any of the terms or provisions of this Agreement or be considered in construing or interpreting this Agreement. All references in this Agreement to Articles and Sections shall, unless otherwise provided, refer to the Articles and Sections hereof.

     6.8 Arbitration. Any and all disputes relating to this Agreement or its breach shall be settled by arbitration in Atlanta, Georgia, in accordance with the then-current rules of the American Arbitration Association, and judgment upon the award entered by the arbitrators may be entered in any Court having jurisdiction hereof. Costs of arbitration, including reasonable attorneys' fees incurred in arbitration, as determined by the arbitrator, together with any reasonable attorneys' fees incurred by the prevailing party in Court enforcement of the arbitration award after it is rendered by the arbitrator, must be paid to the prevailing party by the party designated by the Arbitrator or Court. Said arbitration shall be conducted in the English language and the award rendered in United States dollars. Service of the Petition to Confirm the Award of the Arbitrator shall be made in the manner provided herein for all notices. Such service shall be complete on personal delivery or the deposit of the Petition and notice in the United States mail. Should one party either dismiss or abandon the claim or counterclaim before hearing thereon, the other party shall be deemed the "prevailing party" pursuant to this Agreement. Should both parties receive judgment or award on their respective claims, the arbitrator shall determine who shall be deemed the "prevailing party" for purposes of this Agreement.

     6.9 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of any this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

     6.10 Amendments and Waivers. Except as otherwise specified herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with and only with the written consent of each of the parties hereto.

     6.11 Severability. If one or more provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     6.12 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior discussions, understandings and agreements with respect thereto.

     6.13 Incompetency. If a Shareholder is legally declared incompetent, such Shareholder's guardian shall have all of the rights of and be subject to all of the obligations under this Agreement.

     6.14 Amendment of Bylaws. The Shareholders hereby agree that the terms of this Agreement shall supersede any provision of the Bylaws of the Corporation that might be in conflict with this Agreement, and to the extent required by California law, this Agreement shall be considered a written action taken by the Shareholders of the Corporation and shall be deemed an amendment of the Corporation's Bylaws.

     6.15 Healthdyne Seal. Notwithstanding any provision of this Agreement to the contrary, this Agreement and any amendments hereto or waivers of any of the terms hereof must bear the Healthdyne corporate seal to be binding upon Healthdyne.

     IN WITNESS WHEREOF, the parties hereto and, if individuals, such individual's spouses, have executed this Agreement as of the day and year first above written.

HEALTHDYNE, INC.                           NATIONAL REPRODUCTIVE
                                           MEDICAL CENTER, INC.


By:                                        By:
   -------------------------------            ------------------------------

Title:                                     Title:
      ----------------------------               ---------------------------

                 [SEAL]                    Address:

                                           ---------------------------------

                                           ---------------------------------

                                           ---------------------------------

                                           SHAREHOLDERS

                                           FERTILITY CENTER PARTNERS

                                           By:
                                              -----------------------------
                                           Title:
                                                 --------------------------
                                           GEOFFREY SHER, M.D.

                                           --------------------------------

                                                                   (Spouse)
                                           ------------------------


                                           Address:

                                           --------------------------------

                                           --------------------------------

                                           --------------------------------
                                           IRA of GEOFFREY SHER, M.D.

                                           --------------------------------

                                           Address:

                                           --------------------------------

                                           --------------------------------

                                           --------------------------------

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


TRUSTEE,                               TRUSTEE,
KNUTZEN 1992 CHILDREN'S FUND           KNUTZEN 1992 IRREVOCABLE TRUST


- ----------------------------------     ---------------------------------

                           (Spouse)                              (Spouse)
- ---------------------------            --------------------------

Address:                               Address:


- ----------------------------------     ---------------------------------

- ----------------------------------     ---------------------------------

- ----------------------------------     ---------------------------------

VICTOR KNUTZEN, M.D.                   TRUSTEE,
                                       SHER 1992 CHILDREN'S TRUST


- ----------------------------------     ---------------------------------

                           (Spouse)                              (Spouse)
- ---------------------------            --------------------------

Address:                               Address:


- ----------------------------------     ---------------------------------

- ----------------------------------     ---------------------------------

- ----------------------------------     ---------------------------------

TRUSTEE,                               HARLEY J. EARL, II
SHER 1992 IRREVOCABLE TRUST


- ----------------------------------     ---------------------------------

                           (Spouse)                              (Spouse)
- ---------------------------            --------------------------

Address:                               Address:

- ----------------------------------     ---------------------------------

- ----------------------------------     ---------------------------------

- ----------------------------------     ---------------------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



RIFAAT SALEM, M.D. Ph.D.               WILLIAM VAUGHT, Ph.D.


- ---------------------------------      -------------------------------

                         (Spouse)                             (Spouse)
- -------------------------              -----------------------

Address:                               Address:


- ---------------------------------      -------------------------------

- ---------------------------------      -------------------------------

- ---------------------------------      -------------------------------

MICHAEL O. KOKESH, ESQ.                LINDA VAUGHT, Ph.D.


- ---------------------------------      -------------------------------

                         (Spouse)                             (Spouse)
- -------------------------              -----------------------

Address:                               Address:


- ---------------------------------      -------------------------------

- ---------------------------------      -------------------------------

- ---------------------------------      -------------------------------

LAWRENCE L. PEPPERS, CPA               GHANIMA MAASSARANI


- ---------------------------------      -------------------------------

                         (Spouse)                             (Spouse)
- -------------------------              -----------------------

Address:                                 Address:

- ---------------------------------      -------------------------------

- ---------------------------------      -------------------------------

- ---------------------------------      -------------------------------









                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



MICHAEL FEINMAN, M.D.                  CHARLES M. ATKINSON


- -------------------------------        -----------------------------

                       (Spouse)                             (Spouse)
- -----------------------                ---------------------

Address:                               Address:


- -------------------------------        -----------------------------

- -------------------------------        -----------------------------

- -------------------------------        -----------------------------

CHRISTO ZOUVES, M.D.                   LAWRENCE A. KRAUSE


- -------------------------------        -----------------------------

                       (Spouse)                             (Spouse)
- -----------------------                ---------------------

Address:                               Address:


- -------------------------------        -----------------------------

- -------------------------------        -----------------------------

- -------------------------------        -----------------------------

FRANK L. BARNES, Ph.D.LEONARD N. HECHT


- -------------------------------        -----------------------------

                       (Spouse)                             (Spouse)
- -----------------------                ---------------------

Address:                               Address:

- -------------------------------        -----------------------------

- -------------------------------        -----------------------------

- -------------------------------        -----------------------------


                                  EXHIBIT A-1

                            NONCOMPETITION AGREEMENT


     This Noncompetition Agreement is by and among Healthdyne, Inc. ("Healthdyne"), National Reproductive Medical Centers, Inc. ("NRMC") and Victor Knutzen, M.D., a shareholder of NRMC ("Shareholder") and is effective as of February 28, 1995.

     WHEREAS, Healthdyne, NRMC and Shareholder have agreed that as a condition precedent to the execution of the Shareholders Agreement and the related Series C Convertible Stock Purchase Agreement dated as of February 28, 1995, Shareholder shall execute an agreement not to engage in certain prohibited activities (as hereinafter defined) for certain periods of time in certain geographic locations (as hereinafter defined); and

     NOW, THEREFORE, in consideration of the premises which shall be considered an integral part of this Agreement and not mere recitals thereto, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the parties, the parties agree as follows:

     1. Duration of the Noncompetition Agreement. The duration of this Noncompetition Agreement shall be five (5) years from the date that Healthdyne exercises its option under Article Four of the Shareholders Agreement to acquire all of the issued and outstanding shares, options, warrants and convertible securities of NRMC.

     2. Persons Restricted. Shareholder shall be restricted from engaging in the "Prohibited Activities" (as that term is defined below) either directly or indirectly such as through a spouse, family member or relative.

     3. Prohibited Activities. Shareholder shall not directly or indirectly engage in, and shall have no interest in any business, firm, person, partnership, or corporation, whether as an employee, officer, director, agent, security holder, creditor, consultant or otherwise, that engages in any activity that is the same or similar to, or competitive with, any activity now engaged in by NRMC within the Geographic Territory (as defined below) for the Duration of the Noncompetition Agreement (as defined above) or so long as NRMC, Healthdyne or its or their successors carry on a like business, whichever first occurs. Shareholder shall not divulge, communicate, use to the detriment of NRMC or Healthdyne, or for the benefit of any other business, firm, person, partnership, or corporation, NRMC's confidential information, data, or trade secrets, including secret processes, formulas, or other technical data, production methods, patient lists, customer lists, or personnel information. Shareholder acknowledges that any such information or data shareholder may have acquired was received in confidence and as a fiduciary of NRMC. Prohibited Activities shall not include Shareholder's interest as a shareholder and employee of the Northern Nevada Medical Group, Inc. ("Northern Nevada") provided that Shareholder takes no action to expand Northern Nevada's activities beyond the State of Nevada, and, provided further, that Shareholder takes no action, directly or indirectly, to divert business from NRMC to Northern Nevada. The first proviso to the exclusion to the definition of Prohibited Activities in the preceding sentence shall not apply in the event Shareholder moves Northern Nevada's entire medical practice outside the State of Nevada. Prohibited Activities shall not include Shareholder's provision of obstetrical and gynecological services to patients so long as the provision of such services do not include, directly or indirectly, services related to assisted reproductive technology.

     4. Waiver of Breach. No consent or waiver, expressed or implied, by either party in the performance of their obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default of this Agreement. Failure of a party to complain of any act or failure to act of irrespective of how long such failure to complain continues, shall not constitute a waiver of such party's rights hereunder.

     5. Geographic Territory. The Persons Restricted are prohibited from engaging in the Prohibited Activities specified in Section 3 within a one hundred (100) mile radius of the city limits of NRMC's existing locations and those expansion sites which are identified in NRMC's 1995 Five Year Business Plan. In the event NRMC does not adopt a Five Year Business Plan in 1995 or if there are no expansion sites identified in such Plan, the list of expansion sites to be included in the Geographic Territory are attached hereto as Attachment 1.

     6. Specific Performance and Injunctive Relief. Shareholder agrees that a breach of this Noncompetition Agreement may result in irreparable damage and harm to Healthdyne and that Healthdyne may be without an adequate remedy at law in the event of such breach. Shareholder agrees that, in the event of such breach, Healthdyne or its affiliates, at its or their election, may institute and prosecute proceedings in any court of competent jurisdiction to obtain damages for such breach or to enjoin Shareholder from violating this Noncompetition Agreement, or both.

     7. Court's Right to Modify Restriction. The parties have attempted to limit Shareholder's rights to compete only to the extent necessary to protect NRMC's business and goodwill. The parties recognize, however, that reasonable people may differ in making such a determination. Consequently, the parties hereby agree that, if the scope or enforceability of this Agreement is in any way disputed at any time, a court or other trier of fact may modify and enforce the covenant to the extent it believes to be reasonable under the circumstances at that time.

     8. Severability. The provisions of this Agreement are severable, each provision does not depend upon any other provision for its enforceability, and each provision constitutes an enforceable obligation between the parties. If any provision shall be held invalid or unenforceable by a judicial decision directly binding upon any of the parties, the remaining provisions shall remain in full force and effect.

     9. Miscellaneous. This Agreement shall be subject to and governed by the laws of the State of California. This Agreement shall be binding upon the successors and assigns of the parties hereof.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals or caused their proper corporate officers to duly execute this Agreement as of the date first above written.


HEALTHDYNE, INC.                       NATIONAL REPRODUCTIVE
                                       MEDICAL CENTERS, INC.

By:                                    By:
   ------------------------------         ------------------------------------

Name:                                  Name:
     ----------------------------           ----------------------------------

Title:                                 Title:
      ---------------------------            ---------------------------------

SHAREHOLDER

- ---------------------------------

- --------------------------------- (spouse)

Name:
     ----------------------------
Title:
      ---------------------------

                                  EXHIBIT A-2

                            NONCOMPETITION AGREEMENT


     This Noncompetition Agreement is by and among Healthdyne, Inc. ("Healthdyne"), National Reproductive Medical Centers, Inc. ("NRMC") and Geoffrey Sher, M.D., a shareholder of NRMC ("Shareholder") and is effective as of February 28, 1995.

     WHEREAS, Healthdyne, NRMC and Shareholder have agreed that as a condition precedent to the execution of the Shareholders Agreement and the related Series C Convertible Stock Purchase Agreement dated as of February 28, 1995, Shareholder shall execute an agreement not to engage in certain prohibited activities (as hereinafter defined) for certain periods of time in certain geographic locations (as hereinafter defined); and

     NOW, THEREFORE, in consideration of the premises which shall be considered an integral part of this Agreement and not mere recitals thereto, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the parties, the parties agree as follows:

     1. Duration of the Noncompetition Agreement. The duration of this Noncompetition Agreement shall be five (5) years from the date that Healthdyne exercises its option under Article Four of the Shareholders Agreement to acquire all of the issued and outstanding shares, options, warrants and convertible securities of NRMC; provided, however, the duration of the noncompetition agreement shall be reduced to two (2) years in the event Shareholder's employment is terminated in accordance with the early termination provisions contained in Section 6(h) of the Shareholder's Employment Agreements with NRMC and the Pacific Fertility Medical Group, Inc. ("Pacific Fertility Medial Group"). In the event each of the Boards of Directors of NRMC and Pacific Fertility Medical Group unanimously agree in writing (i) that Shareholder's employment has been terminated not for cause and (ii) to the amounts and payment dates of severance due to Shareholder under his Employee Agreements with NRMC and Pacific Fertility Medical Group, and subsequently to such agreements, with no intervening disputes concerning amounts and payment dates of severance, NRMC fails to pay the agreed upon severance to Shareholder, the Duration of this Noncompetition Agreement shall terminate forty-five (45) days following receipt by NRMC of written notice specifying the failure to pay severance provided NRMC has not made payment in such notice period. It is the intent of the parties that the duration of this noncompetition agreement shall not be affected by failure to pay severance if there is a dispute over whether severance is due, the amount due or when payment is due.

     2. Persons Restricted. Shareholder shall be restricted from engaging in the "Prohibited Activities" (as that term is defined below) either directly or indirectly such as through a spouse, family member or relative.

     3. Prohibited Activities. Shareholder shall not directly or indirectly engage in, and shall have no interest in any business, firm, person, partnership, or corporation, whether as an employee, officer, director, agent, security holder, creditor, consultant or otherwise, that engages in any activity that is the same or similar to, or competitive with, any activity now engaged in by NRMC within the Geographic Territory (as defined below) for the Duration of the

Noncompetition Agreement (as defined above) or so long as NRMC, Healthdyne or its or their successors carry on a like business, whichever first occurs. Shareholder shall not divulge, communicate, use to the detriment of NRMC or Healthdyne, or for the benefit of any other business, firm, person, partnership, or corporation, NRMC's confidential information, data, or trade secrets, including secret processes, formulas, or other technical data, production methods, patient lists, customer lists, or personnel information. Shareholder acknowledges that any such information or data shareholder may have acquired was received in confidence and as a fiduciary of NRMC. Prohibited Activities shall not include Shareholder's interest as a Shareholder of the Northern Nevada Medical Group, Inc. ("Northern Nevada Medical Group"), provided Shareholder takes no action to expand Northern Nevada Medical Group's activities beyond the State of Nevada and provided further Shareholder takes no action, directly or indirectly, to divert business from NRMC to the Northern Nevada Medical Group. Prohibited Activities shall not include Shareholder's provision of obstetrical and gynecological services to patients so long as the provision of such services do not include, directly or indirectly, services related to assisted reproductive technology.

     4. Waiver of Breach. No consent or waiver, expressed or implied, by either party in the performance of their obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default of this Agreement. Failure of a party to complain of any act or failure to act of irrespective of how long such failure to complain continues, shall not constitute a waiver of such party's rights hereunder.

     5. Geographic Territory. The Persons Restricted are prohibited from engaging in the Prohibited Activities specified in Section 3 within a one hundred (100) mile radius of the city limits of NRMC's existing locations and those expansion sites which are identified in NRMC's 1995 Five Year Business Plan. In the event NRMC does not adopt a Five Year Business Plan in 1995 or if there are no expansion sites identified in such Plan, the list of expansion sites to be included in the Geographic Territory are attached hereto as Attachment 1.

     6. Specific Performance and Injunctive Relief. Shareholder agrees that a breach of this Noncompetition Agreement may result in irreparable damage and harm to Healthdyne and that Healthdyne may be without an adequate remedy at law in the event of such breach. Shareholder agrees that, in the event of such breach, Healthdyne or its affiliates, at its or their election, may institute and prosecute proceedings in any court of competent jurisdiction to obtain damages for such breach or to enjoin Shareholder from violating this Noncompetition Agreement, or both.

     7. Court's Right to Modify Restriction. The parties have attempted to limit Shareholder's rights to compete only to the extent necessary to protect NRMC's business and goodwill. The parties recognize, however, that reasonable people may differ in making such a determination. Consequently, the parties hereby agree that, if the scope or enforceability of this Agreement is in any way disputed at any time, a court or other trier of fact may modify and enforce the covenant to the extent it believes to be reasonable under the circumstances at that time.

     8. Severability. The provisions of this Agreement are severable, each provision does not depend upon any other provision for its enforceability, and each provision constitutes an enforceable obligation between the parties. If any provision shall be held invalid or unenforceable by a judicial decision directly binding upon any of the parties, the remaining provisions shall remain in full force and effect.

     9. Miscellaneous. This Agreement shall be subject to and governed by the laws of the State of California. This Agreement shall be binding upon the successors and assigns of the parties hereof.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals or caused their proper corporate officers to duly execute this Agreement as of the date first above written.


HEALTHDYNE, INC.                      NATIONAL REPRODUCTIVE
                                      MEDICAL CENTERS, INC.

By:                                   By:
   ------------------------------        ------------------------------

Name:                                 Name:
     ----------------------------          ----------------------------

Title:                                Title:
      ---------------------------           ---------------------------



SHAREHOLDER

- ----------------------------------

                                  (spouse)
- ----------------------------------

Name:
     -----------------------------
Title:
      ----------------------------

                                  EXHIBIT A-3

                            NONCOMPETITION AGREEMENT


     This Noncompetition Agreement is by and among Healthdyne, Inc. ("Healthdyne"), National Reproductive Medical Centers, Inc. ("NRMC") and Rafaat Salem, M.D., a shareholder of NRMC ("Shareholder") and is effective as of February 28, 1995.

     WHEREAS, Healthdyne, NRMC and Shareholder have agreed that as a condition precedent to the execution of the Shareholders Agreement and the related Series C Convertible Stock Purchase Agreement dated as of February 28, 1995, Shareholder shall execute an agreement not to engage in certain prohibited activities (as hereinafter defined) for certain periods of time in certain geographic locations (as hereinafter defined); and

     NOW, THEREFORE, in consideration of the premises which shall be considered an integral part of this Agreement and not mere recitals thereto, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the parties, the parties agree as follows:

     1. Duration of the Noncompetition Agreement. The duration of this Noncompetition Agreement shall be two (2) years from the date that Healthdyne exercises its option under Article Four of the Shareholders Agreement to acquire all of the issued and outstanding shares, options, warrants and convertible securities of NRMC.

     2. Persons Restricted. Shareholder shall be restricted from engaging in the "Prohibited Activities" (as that term is defined below) either directly or indirectly such as through a spouse, family member or relative.

     3. Prohibited Activities. Shareholder shall not directly or indirectly engage in, and shall have no interest in any business, firm, person, partnership, or corporation, whether as an employee, officer, director, agent, security holder, creditor, consultant or otherwise, that engages in any activity that is the same or similar to, or competitive with, any activity now engaged in by NRMC within the Geographic Territory (as defined below) for the Duration of the Noncompetition Agreement (as defined above) or so long as NRMC, Healthdyne or its or their successors carry on a like business, whichever first occurs. Shareholder shall not divulge, communicate, use to the detriment of NRMC or Healthdyne, or for the benefit of any other business, firm, person, partnership, or corporation, NRMC's confidential information, data, or trade secrets, including secret processes, formulas, or other technical data, production methods, patient lists, customer lists, or personnel information. Shareholder acknowledges that any such information or data shareholder may have acquired was received in confidence and as a fiduciary of NRMC. Prohibited Activities shall not include Shareholder's provision of obstetrical and gynecological services to patients so long as the provision of such services do not include, directly or indirectly, services related to assisted reproductive technology.

     4. Waiver of Breach. No consent or waiver, expressed or implied, by either party in the performance of their obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default of this Agreement. Failure of a party to complain of any act or failure to act of irrespective of how long such failure to complain continues, shall not constitute a waiver of such party's rights hereunder.

     5. Geographic Territory. The Persons Restricted are prohibited from engaging in the Prohibited Activities specified in Section 3 within a fifty (50) mile radius of the city limits of Los Angeles.

     6. Specific Performance and Injunctive Relief. Shareholder agrees that a breach of this Noncompetition Agreement may result in irreparable damage and harm to Healthdyne and that Healthdyne may be without an adequate remedy at law in the event of such breach. Shareholder agrees that, in the event of such breach, Healthdyne or its affiliates, at its or their election, may institute and prosecute proceedings in any court of competent jurisdiction to obtain damages for such breach or to enjoin Shareholder from violating this Noncompetition Agreement, or both.

     7. Court's Right to Modify Restriction. The parties have attempted to limit Shareholder's rights to compete only to the extent necessary to protect NRMC's business and goodwill. The parties recognize, however, that reasonable people may differ in making such a determination. Consequently, the parties hereby agree that, if the scope or enforceability of this Agreement is in any way disputed at any time, a court or other trier of fact may modify and enforce the covenant to the extent it believes to be reasonable under the circumstances at that time.

     8. Severability. The provisions of this Agreement are severable, each provision does not depend upon any other provision for its enforceability, and each provision constitutes an enforceable obligation between the parties. If any provision shall be held invalid or unenforceable by a judicial decision directly binding upon any of the parties, the remaining provisions shall remain in full force and effect.

     9. Miscellaneous. This Agreement shall be subject to and governed by the laws of the State of California. This Agreement shall be binding upon the successors and assigns of the parties hereof.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals or caused their proper corporate officers to duly execute this Agreement as of the date first above written.


HEALTHDYNE, INC.                      NATIONAL REPRODUCTIVE
                                      MEDICAL CENTERS, INC.

By:                                   By:
   ------------------------------        ---------------------------------

Name:                                 Name:
     ----------------------------          -------------------------------

Title:                                Title:
      ---------------------------           ------------------------------

SHAREHOLDER

- ---------------------------------

                                 (spouse)
- ---------------------------------

Name:
     ----------------------------

Title:
      ---------------------------


                                  EXHIBIT A-4

                            NONCOMPETITION AGREEMENT


     This Noncompetition Agreement is by and among Healthdyne, Inc. ("Healthdyne"), National Reproductive Medical Centers, Inc. ("NRMC") and ______________________, a shareholder of NRMC ("Shareholder") and is effective as of February 28, 1995.

     WHEREAS, Healthdyne, NRMC and Shareholder have agreed that as a condition precedent to the execution of the Shareholders Agreement and the related Series C Convertible Stock Purchase Agreement dated as of February 28, 1995, Shareholder shall execute an agreement not to engage in certain prohibited activities (as hereinafter defined) for certain periods of time in certain geographic locations (as hereinafter defined); and

     NOW, THEREFORE, in consideration of the premises which shall be considered an integral part of this Agreement and not mere recitals thereto, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the parties, the parties agree as follows:

     1. Duration of the Noncompetition Agreement. The duration of this Noncompetition Agreement shall be five (5) years from the date that Healthdyne exercises its option under Article Four of the Shareholders Agreement to acquire all of the issued and outstanding shares, options, warrants and convertible securities of NRMC.

     2. Persons Restricted. Shareholder shall be restricted from engaging in the "Prohibited Activities" (as that term is defined below) either directly or indirectly such as through a spouse, family member or relative.

     3. Prohibited Activities. Shareholder shall not directly or indirectly engage in, and shall have no interest in any business, firm, person, partnership, or corporation, whether as an employee, officer, director, agent, security holder, creditor, consultant or otherwise, that engages in any activity that is the same or similar to, or competitive with, any activity now engaged in by NRMC relating directly or indirectly to Assisted Reproductive Technology within the Geographic Territory (as defined below) for the Duration of the Noncompetition Agreement (as defined above) or so long as NRMC, Healthdyne or its or their successors carry on a like business, whichever first occurs. Prohibited Activities shall not include the provision of legal services to a competitor of NRMC provided such legal services are provided as a partner or employee of a law firm and provided further that more than forty percent (40%) of such legal services are not provided to a single competitor to NRMC. Shareholder shall not divulge, communicate, use to the detriment of NRMC or Healthdyne, or for the benefit of any other business, firm, person, partnership, or corporation, NRMC's confidential information, data, or trade secrets, including secret processes, formulas, or other technical data, production methods,patient lists, customer lists, or personnel information. Shareholder acknowledges that any such information or data shareholder may have acquired was received in confidence and as a fiduciary of NRMC.

     4. Waiver of Breach. No consent or waiver, expressed or implied, by either party in the performance of their obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default of this Agreement. Failure of a party to complain of any act or failure to act of irrespective of how long such failure to complain continues, shall not constitute a waiver of such party's rights hereunder.

     5. Geographic Territory. The Persons Restricted are prohibited from engaging in the Prohibited Activities specified in Section 3 within a one hundred (100) mile radius of the city limits of NRMC's existing locations and those expansion sites which are identified in NRMC's 1995 Five Year Business Plan. In the event NRMC does not adopt a Five Year Business Plan in 1995 or if there are no expansion sites identified in such Plan, the list of expansion sites to be included in the Geographic Territory are attached hereto as Attachment 1.

     6. Specific Performance and Injunctive Relief. Shareholder agrees that a breach of this Noncompetition Agreement may result in irreparable damage and harm to Healthdyne and that Healthdyne may be without an adequate remedy at law in the event of such breach. Shareholder agrees that, in the event of such breach, Healthdyne or its affiliates, at its or their election, may institute and prosecute proceedings in any court of competent jurisdiction to obtain damages for such breach or to enjoin Shareholder from violating this Noncompetition Agreement, or both.

     7. Court's Right to Modify Restriction. The parties have attempted to limit Shareholder's rights to compete only to the extent necessary to protect NRMC's business and goodwill. The parties recognize, however, that reasonable people may differ in making such a determination. Consequently, the parties hereby agree that, if the scope or enforceability of this Agreement is in any way disputed at any time, a court or other trier of fact may modify and enforce the covenant to the extent it believes to be reasonable under the circumstances at that time.

     8. Severability. The provisions of this Agreement are severable, each provision does not depend upon any other provision for its enforceability, and each provision constitutes an enforceable obligation between the parties. If any provision shall be held invalid or unenforceable by a judicial decision directly binding upon any of the parties, the remaining provisions shall remain in full force and effect.

     9. Miscellaneous. This Agreement shall be subject to and governed by the laws of the State of California. This Agreement shall be binding upon the successors and assigns of the parties hereof.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals or caused their proper corporate officers to duly execute this Agreement as of the date first above written.


HEALTHDYNE, INC.                       NATIONAL REPRODUCTIVE
                                       MEDICAL CENTERS, INC.

By:                                    By:
   -------------------------------        -------------------------------

Name:                                  Name:
     -----------------------------          -----------------------------

Title:                                 Title:
      ----------------------------           ----------------------------

SHAREHOLDER

- ----------------------------------

- ---------------------------------- (spouse)

Name:
     -----------------------------

Title:
      ----------------------------


                                  ATTACHMENT 1

                              GEOGRAPHIC TERRITORY



                      Boston
                      New York
                      Philadelphia
                      Washington, D.C.
                      Atlanta
                      Miami
                      Cleveland
                      Detroit
                      Chicago
                      Minneapolis
                      New Orleans
                      Dallas
                      Houston
                      Denver
                      Salt Lake City
                      Phoenix
                      Seattle